                                                                    EXHIBIT 99.2

METLIFE CAPITAL EQUIPMENT LOAN TRUST 1997-A                                                  SERVICER CERTIFICATE FOR NOVEMBER 1997

$304,203,000   Class A 6.85% Asset Backed Notes
$26,452,783    Class B Fixed Rate Asset Backed Notes

Transfer (Payment) Date                                                                                                   22-Dec-97
Collection Period Begin                                                                                                   01-Nov-97
Collection Period End D                                                                                                   30-Nov-97
Days in accrual period (30/360)                                                                                                  30
Month(s) in Revolving Period                                                                                                      7

PART I -- MONTHLY DATA INPUT

Deposits to Collection Account                                                                                        $8,364,083.16
     Collections Allocable to Principal Funding Account                                                               $6,419,247.09
     Collections Allocable to Interest Payment Account                                                                $1,944,836.07

Miscellaneous Data
     Initial Pool Balance                                                                                           $330,655,783.00
     Current Pool Balance (including addition of Subsequent Receivables)                                            $330,655,783.00
      Subsequent Receivables Purchased                                                                                $6,423,094.92
     Current APR of Pool                                                                                                       8.17%

     Remaining Residual Amount                                                                                        $1,435,488.18
     Obligor Over-Concentration Amount                                                                                        $0.00
     Cumulative Net Losses                                                                                                    $0.00
     Deliquencies - 60 to 90 Days                                                                                       $565,698.00
     Deliquencies - Over 90 Days                                                                                        $122,958.00
     Realized Losses (Current Period)                                                                                         $0.00
     Recoveries                                                                                                               $0.00
     Acquired Receivables - Transferor (Current Period)                                                                       $0.00
     Acquired Receivables - Servicer (Current Period)                                                                         $0.00
     Investment Earnings
       Collection Account                                                                                                $40,522.71
       Principal Funding Account                                                                                             $45.30
       Reserve Account                                                                                                   $19,815.03
     Total Investment Earnings                                                                                           $60,383.04
-----------------------------------------------------------------------------------------------------------------------------------
PART II -- SUMMARY

Total Principal Balance of Notes (Beginning of Period)                                                              $330,655,783.00
       Class A Note Beginning Principal Balance                                                                     $304,203,000.00
       Class B Note Beginning Principal Balance                                                                      $26,452,783.00

Total Principal Balance of Notes (End of Period)                                                                    $330,655,783.00
       Class A Note Principal Balance (End of Period)                                                               $304,203,000.00
               Class A Note Pool Factor (End of Period)                                                                   1.0000000
       Class B Note Principal Balance (End of Period)                                                                $26,452,783.00
               Class B Note Pool Factor (End of Period)                                                                   1.0000000

Collection Account Deposit
       Total Collections and Investment Income for the Period                                                         $8,424,466.20

Administration Fee Accrued during this Period                                                                               $500.00

Principal Funding Account (PFA)                                                                                       $6,427,578.92
       Class A Noteholders' Principal Distributable Amount                                                                    $0.00
       Class B Noteholders' Principal Distributable Amount                                                                    $0.00

Interest Payment Account (IPA)                                                                                        $1,887,493.43
       Noteholders' Class A Interest Distributable Amount                                                             $1,736,492.13
       Noteholders' Class B Interest Distributable Amount                                                               $151,001.30

Servicing Fees Accrued during this Period                                                                               $137,773.24

Reserve Account
       Beginning Reserve Account Balance                                                                              $4,742,046.01
       Distribution from Reserve Account for Shortfalls                                                                       $0.00
       Deposits to Reserve Account from PFA/IPA                                                                               $0.00

       Ending Reserve Account Balance                                                                                 $4,742,046.01
===================================================================================================================================
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                                    Page 1
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
METLIFE CAPITAL EQUIPMENT LOAN TRUST 1997-A                                                  SERVICER CERTIFICATE FOR NOVEMBER 1997

       PART III -- SERVICING CALCULATIONS

       Initial Pool Balance                                                                                         $330,655,783.00
       Pool Balance (Beginning of Collection Period)                                                                $330,655,783.00
       Pool Balance (End of Collection Period)                                                                      $330,655,783.00

       Total Collections                                                                                              $8,424,466.20
            Collections Allocable to Principal Funding Account                                                        $6,419,247.09
            Collections Allocable to Interest Payment Account                                                         $1,944,836.07
       Prior Principal Funding Account Balance                                                                            $8,331.83
       Recoveries                                                                                                             $0.00
       Investment Income for the Period                                                                                  $60,383.04

       Principal Funding Account (PFA)                                                                                $6,427,578.92
       Interest Payment Account (IPA)                                                                                 $2,005,219.11

       Principal Distributable Amount                                                                                 $6,427,578.92

       1.  Trigger Tests

       (a)  Are cumulative net losses >=3.00% of the Original Pool Balance?                                                NO

       (b)  Has the Reserve Account been below the Specified Reserve Account Balance for 3 consecutive months?             NO

       (c)  Has the avg of the Trust Yields been less than the avg of the Base Rates for 3 consecutive months?             NO

       (d)  Has the Pool Balance been less than the Note Balance for 3 consecutive months?                                 NO

               Has an Early Amortization Event Occurred?                                                                   NO


       2.  Calculation of Distributable Amounts

       Class A Note Beginning Principal Balance                                                                     $304,203,000.00
       Class A Noteholders' Principal Carryover Shortfall (Previous Period)                                                   $0.00
       Class A Noteholders' Share of the Principal Distribution Amount                                                         0.00%

       Class A Noteholders' Principal Distributable Amount                                                                    $0.00

       Class B Note Beginning Principal Balance                                                                      $26,452,783.00
       Class B Noteholders' Principal Carryover Shortfall (Previous Period)                                                   $0.00
       Class B Noteholders' Share of the Principal Distribution Amount                                                         0.00%

       Class B Noteholders' Principal Distributable Amount                                                                    $0.00

       Interest Accrued on Class A Notes        6.85%                                                                 $1,736,492.13
       Noteholders' Class A Interest Carryover Shortfall (Previous Period)                                                    $0.00
       Interest Due (in Arrears) on above Shortfall                                                                           $0.00
       Noteholders' Class A Interest Distributable Amount                                                             $1,736,492.13

       Interest Accrued on Class B Notes        6.85%                                                                   $151,001.30
       Noteholders' Class B Interest Carryover Shortfall (Previous Period)                                                    $0.00
       Interest Due (in Arrears) on above Shortfall                                                                           $0.00
       Noteholders' Class B Interest Distributable Amount                                                               $151,001.30

       3.  Allocations from Collection Account

       Interest Payment Account (IPA)                                                                                 $2,005,219.11

               Servicing Fee Shortfall (Previous Period)                                                                      $0.00
               Servicing Fees Accrued during this Period                              0.50%                             $137,773.24
               Servicing Fees Paid this Period from IPA                                                                 $137,773.24
               Preliminary Servicing Fee Shortfall (Current Period)                                                           $0.00
               Withdrawal from Reserve Account to Cover Shortfall                                                             $0.00
               Servicing Fee Shortfall (Current Period)                                                                       $0.00

       Remaining Interest Payment Account (IPA)                                                                       $1,867,445.87

               Administration Fee Shortfall (Previous Period)                                                                 $0.00
               Administration Fee Accrued during this Period                       $500/mon                                 $500.00
               Administration Fee Paid this Period from IPA                                                                 $500.00
               Preliminary Administration Fee Shortfall (Current Period)                                                      $0.00
               Withdrawal from Reserve Account to Cover Shortfall                                                             $0.00
               Administration Fee Shortfall (Current Period)                                                                  $0.00

       Remaining Interest Payment Account (IPA)                                                                       $1,866,945.87
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
METLIFE CAPITAL EQUIPMENT LOAN TRUST 1997-A                                                  SERVICER CERTIFICATE FOR NOVEMBER 1997

               Noteholders' Class A Interest Carryover Shortfall (Previous Period)                                            $0.00
               Interest Due (in Arrears) on above Shortfall                                                                   $0.00
               Interest Accrued on Class A Notes this period                                                          $1,736,492.13
               Noteholders' Class A Interest Distributable Amount from IPA                                            $1,736,492.13
               Preliminary Noteholders' Class A Interest Carryover Shortfall (Current Period)                                 $0.00
               Withdrawal from Reserve Account to Cover Shortfall                                                             $0.00
               Noteholders' Class A Interest Carryover Shortfall (Current Period)                                             $0.00

       Remaining Interest Payment Account (IPA)                                                                         $130,453.74

               Deposit to Reserve Account (from IPA)                                                                          $0.00

       Remaining Interest Payment Account (IPA)                                                                         $130,453.74

               Deposit to Principal Funding Account (from IPA)                                                                $0.00
               Receipt from Reserve Account for shortfall                                                                     $0.00
       Remaining Interest Payment Account (IPA)                                                                         $130,453.74

               Noteholders' Class B Interest Carryover Shortfall (Previous Period)                                            $0.00
               Interest Due (in Arrears) on above Shortfall                                                                   $0.00
               Interest Accrued on Class B Notes this period                                                            $151,001.30
               Noteholders' Class B Interest Distributable Amount from IPA                                              $130,453.74
               Noteholders' Class B Interest Carryover Shortfall (Current Period)                                        $20,547.56

       Remaining Interest Payment Account (IPA)(to the Transferor)                                                            $0.00

       Principal Funding Account (PFA)(including addition, if any, from IPA)                                          $6,427,578.92

               Class A Noteholders' Principal Carryover Shortfall (Previous Period)                                           $0.00
               Class A Noteholders' Monthly Principal Distributable Amount                                                    $0.00
               Class A Noteholders' Principal Distributable Amount Paid from PFA                                              $0.00
               Preliminary Class A Noteholders' Principal Carryover Shortfall (Current Period)                                $0.00
               Withdrawal from Reserve Account to Cover Shortfall                                                             $0.00
               Class A Noteholders' Principal Carryover Shortfall (Current Period)                                            $0.00

       Remaining Principal Funding Account (PFA)                                                                      $6,427,578.92

               Deposit to Reserve Account (from PFA)                                                                          $0.00

       Remaining Principal Funding Account (PFA)                                                                      $6,427,578.92

               Class B Noteholders' Principal Carryover Shortfall (Previous Period)                                           $0.00
               Class B Noteholders' Monthly Principal Distributable Amount                                                    $0.00
               Class B Noteholders' Principal Distributable Amount Paid from PFA                                              $0.00
               Class B Noteholders' Principal Carryover Shortfall (Current Period)                                            $0.00

       Remaining Principal Funding Account                                                                            $6,427,578.92
       Amount to Transferor to purchase Subsequent Receivables                                                        $6,423,094.92
                                                                                                                      -------------
       Ending Principal Funding Account Balance                                                                           $4,484.00

       4.  Distributions from Reserve Account

       Beginning Reserve Account Balance                                                                              $4,742,046.01

       Distribution from Reserve Account                                                                                      $0.00
               Withdrawal from Reserve Account to Cover Servicing Fee Shortfall                                               $0.00
               Withdrawal from Reserve Account to Cover Administration Fee Shortfall                                          $0.00
               Preliminary Noteholders' Class A Interest Carryover Shortfall (Current Period)                                 $0.00

       Preliminary Reserve Account Balance                                                                            $4,742,046.01

               Deposit to Reserve Account (from IPA)                                                                          $0.00

       Preliminary Reserve Account Balance                                                                            $4,742,046.01

       Distribution from Reserve Account                                                                                      $0.00
               Class A Noteholders' Principal Carryover Shortfall (Current Period)                                            $0.00
               Transfer to PFA for Realized Losses                                                                            $0.00
       Preliminary Reserve Account Balance                                                                            $4,742,046.01
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
METLIFE CAPITAL EQUIPMENT LOAN TRUST 1997-A                                                  SERVICER CERTIFICATE FOR NOVEMBER 1997

               Deposit to Reserve Account (from PFA)                                                                          $0.00

       Preliminary Reserve Account Balance                                                                            $4,742,046.01

       Specified Reserve Account Balance                                                                              $4,742,046.01
       Lessor of:
       (a)  1.00% of Original Pool Balance at end of Collection Period plus ad    1.00%                               $4,742,046.01
       (b)  Class A Principal Balance (End of Period)                                                               $304,203,000.00

       Is the Reserve Account greater than or equal to the Specified Reserve Account Balance?                             YES

       Excess Amount in Reserve Account released to Transferor                                                                $0.00

       Ending Reserve Account Balance                                                                                 $4,742,046.01

       5.  Trigger Calculations

       How many months has the Reserve Account been less than the Specified Reserve Account, if any?                        0
       Has the avg of the Trust Yields been less than the avg of the Base Rates over 3 consecutive months?                 NO
       How many months has the Pool Balance been less than the Note Balance, if any?                                        0


       6.  Ending Balances
               Noteholders' Class A Interest Carryover Shortfall (Current Period)                                             $0.00
               Noteholders' Class B Interest Carryover Shortfall (Current Period)                                        $20,547.56
               Class A Noteholders' Principal Carryover Shortfall (Current Period)                                            $0.00
               Class B Noteholders' Principal Carryover Shortfall (Current Period)                                            $0.00

               Class A Note Principal Balance (End of Period)                                                       $304,203,000.00
               Class B Note Principal Balance (End of Period)                                                        $26,452,783.00
               Total Principal Balance of Notes (End of Period)                                                     $330,655,783.00

               Class A Note Pool Factor (End of Period)       $304,203,000.00                                             1.0000000
               Class B Note Pool Factor (End of Period)        $26,452,783.00                                             1.0000000
               Total Notes (End of Period)                                                                                1.0000000

               Class A Notes Principal Balance at close of Revolving Period                                                    0.00
               Principal Pool Balance at close of Revolving Period                                                             0.00
               Class A Noteholders Percentage at the close of the Revolving Period                                             0.00%


               Servicer's Yield                                                                                            9,689.79
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